MEDIA RELEASE
Exhibit 99.1
Rocket Lab Announces Second Quarter 2025 Financial Results, Posts Record Quarterly Revenue of $144m, Representing 36% Year-on-Year Growth, And Gross Margin Expansion Exceeding Expectations
Long Beach, California. August 7, 2025 – Rocket Lab Corporation (Nasdaq: RKLB) (“Rocket Lab”, “the Company”, “we,” “us,” or “our”), a global leader in launch services and space systems, today shared the financial results for fiscal second quarter ended June 30, 2025.
Rocket Lab founder and CEO, Sir Peter Beck, said: “Rocket Lab has delivered impressive gross margin expansion and another record revenue result this past quarter, driven by our strong operational performance and program execution that has us on track for a record year of launches and spacecraft delivery. It’s also been a busy quarter of M&A activity as we’ve progressed our acquisition of Geost, strongly positioning ourselves to meet the needs of defense initiatives like the Golden Dome with end-to-end mission solutions across launch, spacecraft - and now payloads. We’re confident our strategic investments will drive new growth opportunities that will drive us toward long-term profitability, particularly as we guide toward another potential record quarter for Q3.
“On the launch side of the business, with five flawless missions executed, Electron maintains its leadership position as the world’s leading small orbital rocket with a rising launch cadence and increasing international demand for its services. We’ve also made steady progress with our reusable medium-lift rocket Neutron, with Launch Complex 3 now largely complete and flight hardware on its way there for first launch – bringing us closer to delivering disruptive competition to the launch industry for our commercial and national security customers.”
Business Highlights for the Second Quarter 2025, plus updates since June 30, 2025.

•Successfully launched five Electron missions across the quarter, including two launches two days apart from the same launch site – a new record from Rocket Lab Launch Complex 1. Another successful launch this week brings Rocket Lab’s total Electron launch count to 69.
•New Electron launch contracts with international space agencies, reflecting the strength of Rocket Lab’s global reputation as a trusted launch provider for both the U.S. and its allies.
•Confirmed Rocket Lab’s Launch Complex 3 - the launch, test, and landing site for its reusable Neutron rocket – is on track to be completed and officially opened in Q3, 2025.
•The creation of a new Payloads business unit that significantly enhances the Company’s position for future defense satellite contracts with its imminent acquisition of Geost, expected to close shortly for $275 million in a cash-plus equity transaction, including a potential time-based revenue earnout of up to $50 million.
•Moved into production of the Company’s $515 million constellation build of 18 spacecraft for the Space Development Agency’s Tranche 2 Transport Layer, following the Agency’s confirmation that Rocket Lab’s spacecraft design, manufacturing approach, and systems architectures meets its mission requirements.
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Third Quarter 2025 Guidance
For the third quarter of 2025, Rocket Lab expects:
•Revenue between $145 million and $155 million.
•GAAP Gross Margins between 35% and 37%.
•Non-GAAP Gross Margins between 39% and 41%.
•GAAP Operating Expenses between $104 million and $109 million.
•Non-GAAP Operating Expenses between $86 million and $91 million.
•Expected Interest Expense (Income), net $1.3 million.
•Adjusted EBITDA loss of $21 million and $23 million.
•Basic Weighted Average Common Shares Outstanding of 528 million, including approximately 46 million of Series A Convertible Participating Preferred Shares.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q3 2025 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $16 million to $17 million in Q3 2025.
Conference Call Information
Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our second quarter, to provide our outlook for the third quarter, and other updates.
The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabcorp.com/

Rocket Lab Investor Relations Contact
Patrick Vorenkamp
investors@rocketlabusa.com
Rocket Lab Media Contact
Murielle Baker
media@rocketlabusa.com
About Rocket Lab
Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier, and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle, a family of flight-proven spacecraft, and the Company is developing the large Neutron launch vehicle for constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered more than 200 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch pad in Virginia. To learn more, visit www.rocketlabcorp.com.
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FORWARD LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations of financial results for the first quarter of 2025, launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development and anticipated timeline to launch, operational expansion and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.investors.rocketlabcorp.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
USE OF NON-GAAP FINANCIAL MEASURES
We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:
ADJUSTED EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.
OTHER NON-GAAP FINANCIAL MEASURES
Non-GAAP gross profit, gross margin, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024
(unaudited; in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Product revenues	$92,725	$72,283	$173,529	$126,429
Service revenues	51,773	33,968	93,538	72,589
Total revenues	144,498	106,251	267,067	199,018
Cost of revenues:
Cost of product revenues	61,692	53,940	115,561	94,767
Cost of service revenues	36,418	25,149	69,871	52,915
Total cost of revenues	98,110	79,089	185,432	147,682
Gross profit	46,388	27,162	81,635	51,336
Operating expenses:
Research and development, net	66,134	39,912	121,243	78,416
Selling, general and administrative	39,893	30,524	79,219	59,273
Total operating expenses	106,027	70,436	200,462	137,689
Operating loss	(59,639)	(43,274)	(118,827)	(86,353)
Other income (expense):
Interest expense, net	(2,371)	(824)	(4,957)	(1,722)
(Loss) gain on foreign exchange	(489)	(286)	(623)	25
Other (expense) income, net	(977)	1,893	(498)	1,304
Total other (expense) income, net	(3,837)	783	(6,078)	(393)
Loss before income taxes	(63,476)	(42,491)	(124,905)	(86,746)
(Provision) benefit for income taxes	(2,938)	860	(2,125)	855
Net loss	$(66,414)	$(41,631)	$(127,030)	$(85,891)
Net loss per share attributable to Rocket Lab Corporation:
Basic and diluted	$(0.13)	$(0.08)	$(0.25)	$(0.17)
Weighted-average common shares outstanding:
Basic and diluted	515,086,631	494,190,708	510,376,584	492,092,709
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2025 AND DECEMBER 31, 2024
(unaudited; in thousands, except share and per share data)

	June 30, 2025 (unaudited)	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$564,081	$271,042
Marketable securities, current	124,055	147,948
Accounts receivable, net	61,783	36,440
Contract assets	51,922	63,108
Inventories	130,232	119,074
Prepaids and other current assets	74,011	55,009
Total current assets	1,006,084	692,621
Non-current assets:
Property, plant and equipment, net	249,770	194,838
Intangible assets, net	53,922	58,637
Goodwill	71,020	71,020
Right-of-use assets - operating leases	70,664	53,664
Right-of-use assets - finance leases	14,147	14,396
Marketable securities, non-current	61,163	60,686
Restricted cash	4,907	4,260
Deferred income tax assets, net	2,097	3,010
Other non-current assets	19,459	31,210
Total assets	$1,553,233	$1,184,342
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$71,005	$53,059
Accrued expenses	23,200	19,460
Employee benefits payable	23,888	20,847
Contract liabilities	223,432	216,160
Current installments of long-term borrowings	16,503	12,045
Other current liabilities	18,425	17,954
Total current liabilities	376,453	339,525
Non-current liabilities:
Convertible senior notes, net	346,466	345,392
Long-term borrowings, net, excluding current installments	53,720	44,049
Non-current operating lease liabilities	66,626	51,965
Non-current finance lease liabilities	14,820	14,970
Deferred tax liabilities	1,183	891
Other non-current liabilities	5,480	5,097
Total liabilities	864,748	801,889
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Preferred stock, $0.0001 par value; authorized shares: 100,000,000; issued and outstanding shares: 45,951,250 and 0 at June 30, 2025 and December 31, 2024, respectively	5	—
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued shares: 525,277,899 and 504,453,785 at June 30, 2025 and December 31, 2024, respectively; outstanding shares: 479,326,649 and 504,453,785 at June 30, 2025 and December 31, 2024, respectively	48	50
Treasury stock, at cost; shares: 45,951,250 and 0 at June 30, 2025 and December 31, 2024, respectively	—	—
Additional paid-in capital	1,628,458	1,198,909
Accumulated deficit	(940,731)	(813,701)
Accumulated other comprehensive income (loss)	705	(2,805)
Total stockholders’ equity	688,485	382,453
Total liabilities and stockholders’ equity	$1,553,233	$1,184,342
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2025 AND 2024
(unaudited; in thousands)

	For the Six Months Ended June 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(127,030)	$(85,891)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	17,465	16,421
Stock-based compensation expense	37,167	27,048
Loss (gain) on disposal of assets	1,503	(1,192)
Loss on extinguishment of long-term debt	—	1,330
Amortization of debt issuance costs and discount	1,691	1,454
Noncash lease expense	3,565	2,959
Change in the fair value of contingent consideration	—	(218)
Accretion of marketable securities purchased at a discount	(1,099)	(1,605)
Deferred income taxes	1,454	2,000
Changes in operating assets and liabilities:
Accounts receivable, net	(25,317)	(15,420)
Contract assets	11,193	(5,793)
Inventories	(11,513)	2,530
Prepaids and other current assets	(18,037)	(4,638)
Other non-current assets	11,879	(5,289)
Trade payables	11,149	(1,930)
Accrued expenses	4,024	6,566
Employee benefits payables	3,289	(1,064)
Contract liabilities	7,217	44,718
Other current liabilities	98	4,222
Non-current lease liabilities	(6,547)	(2,860)
Other non-current liabilities	382	1,064
Net cash used in operating activities	(77,467)	(15,588)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(60,719)	(34,521)
Proceeds on disposal of assets, net	144	10,815
Purchases of marketable securities	(128,325)	(113,274)
Maturities of marketable securities	149,495	73,883
Sale of marketable securities	3,383	—
Net cash used in investing activities	(36,022)	(63,097)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from ATM Equity Offering	396,647	—
Issuance costs related to ATM Equity Offering	(9,496)	—
Proceeds from the exercise of stock options	379	1,159
Proceeds from Employee Stock Purchase Plan	4,836	2,665
Proceeds from sale of employees restricted stock units to cover taxes	40,715	9,270
Minimum tax withholding paid on behalf of employees for restricted stock units	(40,421)	(9,479)
Purchase of capped calls related to issuance of convertible senior notes	—	(43,168)
Proceeds from issuance of convertible senior notes	—	355,000
Proceeds from secured term loan	25,000	—
Repayments on secured term loan	(11,208)	(45,822)
Payment of debt issuance costs	(278)	(12,205)
Finance lease principal payments	(126)	(477)
Net cash provided by financing activities	406,048	256,943
Effect of exchange rate changes on cash and cash equivalents	1,127	(141)
Net increase in cash and cash equivalents and restricted cash	293,686	178,117
Cash and cash equivalents, and restricted cash, beginning of period	275,302	166,434
Cash and cash equivalents, and restricted cash, end of period	$568,988	$344,551
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ROCKET LAB CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024
(unaudited; in thousands)
The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
NET LOSS	$(66,414)	$(41,631)	$(127,030)	$(85,891)
Depreciation	5,882	4,796	11,571	9,720
Amortization	2,876	3,312	5,894	6,701
Stock-based compensation expense	17,933	13,955	37,167	27,048
Transaction costs	5,008	12	6,386	384
Interest expense, net	2,371	824	4,957	1,722
Change in fair value of contingent consideration	—	53	—	(218)
Provision (benefit) for income taxes	2,938	(860)	2,125	(855)
Loss (gain) on foreign exchange	489	286	623	(25)
Accretion of marketable securities and cash equivalents purchased at a discount	(672)	(764)	(1,257)	(1,606)
Loss (gain) on disposal of assets	1,490	(1,195)	1,503	(1,192)
Employee retention credit	515	—	515	—
Loss on extinguishment of debt	—	—	—	1,330
ADJUSTED EBITDA	$(27,584)	$(21,212)	$(57,546)	$(42,882)
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	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
GAAP Gross profit	$46,388	$27,162	$81,635	$51,336
Stock-based compensation	4,892	3,673	8,812	7,176
Amortization of purchased intangibles and favorable lease	1,823	1,741	3,646	3,484
Employee retention credit	278	—	278	—
Non-GAAP Gross profit	$53,381	$32,576	$94,371	$61,996
Non-GAAP Gross margin	36.9%	30.7%	35.3%	31.2%

GAAP Research and development, net	$66,134	$39,912	$121,243	$78,416
Stock-based compensation	(5,573)	(5,049)	(10,467)	(9,034)
Amortization of purchased intangibles and favorable lease	(164)	(155)	(329)	(384)
Employee retention credit	(88)	—	(88)	—
Non-GAAP Research and development, net	$60,309	$34,708	$110,359	$68,998

GAAP Selling, general and administrative	$39,893	$30,524	$79,219	$59,273
Stock-based compensation	(7,468)	(5,233)	(17,888)	(10,838)
Amortization of purchased intangibles and favorable lease	(628)	(1,382)	(1,404)	(2,314)
Transaction costs	(5,008)	(12)	(6,386)	(384)
Change in fair value of contingent consideration	—	(53)	—	218
Employee retention credit	(149)	—	(149)	—
Non-GAAP Selling, general and administrative	$26,640	$23,844	$53,392	$45,955

GAAP Operating expenses	$106,027	$70,436	$200,462	$137,689
Stock-based compensation	(13,041)	(10,282)	(28,355)	(19,872)
Amortization of purchased intangibles and favorable lease	(792)	(1,537)	(1,733)	(2,698)
Transaction costs	(5,008)	(12)	(6,386)	(384)
Change in fair value of contingent consideration	—	(53)	—	218
Employee retention credit	(237)	—	(237)	—
Non-GAAP Operating expenses	$86,949	$58,552	$163,751	$114,953

GAAP Operating loss	$(59,639)	$(43,274)	$(118,827)	$(86,353)
Total non-GAAP adjustments	26,071	17,298	49,447	33,396
Non-GAAP Operating loss	$(33,568)	$(25,976)	$(69,380)	$(52,957)

GAAP Total other expense, net	$(3,837)	$783	$(6,078)	$(393)
Loss (gain) on foreign exchange	489	286	623	(25)
Loss (gain) on disposal of assets	1,490	(1,195)	1,503	(1,192)
Loss on extinguishment of debt	—	—	—	1,330
Non-GAAP Total other expense, net	$(1,858)	$(126)	$(3,952)	$(280)
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